Exhibit 32.1

Certification of Co-Chief Executive Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Annual Report on Form 10-K for the year ended June 30, 2014 (the “Report”) of Full Circle Capital Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, John E. Stuart, the Co-Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ John E. Stuart

Name: John E. Stuart
Date:  September 22, 2014

Certification of Chief Executive Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Annual Report on Form 10-K for the year ended June 30, 2014 (the “Report”) of Full Circle Capital Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Gregg J. Felton, the Co-Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Gregg J. Felton

Name: Gregg J. Felton
Date:  September 22, 2014